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                                                                    EXHIBIT 23.4

     I hereby consent to being named in the registration statement of Wilshire Real Estate Investment Trust, Inc.

Dated March 27, 1998                      /s/ JOHN C. CONDAS
                                          ---------------------------------
                                              John C. Condas